Exhibit 99.2

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2006 AES Investor Conference Series
AES CORPORATION	Scott Cunningham
Vice President, Investor Relations

[GRAPHIC]

May 9, 2006

Safe Harbor Disclosure

Certain statements in the following presentation regarding AES’s business operations may constitute “forward looking statements.” Such forward-looking statements include, but are not limited to, those related to future earnings, growth and financial and operating performance. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’s current expectations based on reasonable assumptions. Forecasted financial information is based on certain material assumptions. These assumptions include, but are not limited to continued normal or better levels of operating performance and electricity demand at our distribution companies and operational performance at our contract generation businesses consistent with historical levels, as well as achievements of planned productivity improvements and incremental growth from investments at investment levels and rates of return consistent with prior experience. For additional assumptions see the Appendix to this presentation. Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in AES’s filings with the Securities and Exchange Commission including but not limited to the risks discussed under Item 1A “Risk Factors” in the Company’s 2005 Annual Report on Form 10-K as well as our other SEC filings. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

www.aes.com

Today’s Agenda

Opening Comments	Scott Cunningham

Asia Business Review
• Overview and Asia Business Review	Haresh Jaisinghani
• Kazakhstan	Dale Perry
• Q&A Session	All

Break

North America Business Review
• Overview	David Gee
• IPALCO	Ann Murtlow
• North America Generation East	Dan Rothaupt
• North America Generation West	Mark Woodruff
• Q&A Session	All

AES Asia Business Review
AES CORPORATION	Haresh Jaisinghani
President, Asia

[GRAPHIC]

AES Asia Market

[GRAPHIC]

Country	Population(MM) (2006 est.)	Per Capita PPP GDP (USD) (2005 est.)	Gener. Gross GW	GDP growth % p.a. (2005 est)
China	1,314	$6,300	508	9.3
India	1,095	$3,400	124	7.6
Kazakhstan	15	$7,800	18	9.0
Sri Lanka	20	$4,300	2	5.0

Source: The World Factbook; AES estimates.

Asia at a Glance

[GRAPHIC]

10,121MW Total Installed Capacity

2,000MW Ekibastuz and 1,000MW OPGC Expansion Potential

2 Distribution and 1 Heat Net Businesses in Kazakhstan Serve 0.6MM Customers

High Potential for Future Growth Given Strong Economic Growth and Under-Investment in Infrastructure Facilities

My Priorities

Safety First	------->	• Improve AES and contractor safety statistics • Reporting near misses • Recognized as industry leader in safety within region

Operational Excellence	------->	• Improve fuel efficiency • Reduce unplanned outages • Improve root cause analysis

Business Development	------->

•                  Create critical presence in ASEAN, China and India
•                  Platform expansion at Kazakhstan & OPGC
•                  Create value through greenfielddevelopment and complex acquisitions
•                  Execute Vietnam project
•                  Alternative Energy, Clean Development Mechanism (CDM)
•                  Selected non-power, such as gas distribution, water & waste treatment

People Development	------->	• Identify internal talent pool • Implement mentoring and rotational programs

Asia Generation Business Review
AES CORPORATION	Haresh Jaisinghani
President, Asia

[GRAPHIC]

Asia Generation Strategic Overview

Contains Forward Looking Statements

AES Asia
AES Goals	AES 2008 Target	Generation Role

Financial Goals

• Revenue Growth	—	Above Average

• Gross Margin Growth	$3.5 Billion	Below Average

• Earnings Per Share Growth	13-19% per Year	Below Average

• ROIC Improvement (1)	11%	Below Average

• Cash Flow Growth	$2.6-2.9 Billion	Below Average

• Subsidiary Distributions (1)	—	Stable

• Refinancing Opportunities	—	Limited

Growth Goals

• Platform Expansion	—	Attractive but Conditional

• Greenfield Investment	—	Significant Opportunity

• Privatization/M&A	—	Focused Opportunity

(1) Non-GAAP financial measure. See Appendix.

AES History in Asia

1992-1995	1996-2000	2001-2003	2004-2006
1992	1996	2001	2005
Entered India 1993 Founded AES Chigen	Chigen issued $180 MM Notes due 2006 Won greenfield gas-fired Mt. Stuart	Out of management of CESCO Closed first power project in Sri Lanka:	Signed MOU for development of a 1,200MW greenfield coal-fired project in Vietnam
	bid (288MW) in Australia	Kelanitissa

1994	1997
Closed first power project in China 1995-1997 Closed the existing six other power projects in China, resulting in aggregate of 2,842MW installed capacity

Won greenfield bid in Bangladesh (two gas-fired plants totaling 810MW) with award-winning project financing from ADB and World Bank

1998
Acquired 49% stake in OPGC in the first and only privatization in India

		2003 Chigen issued $175 MM Bonds due 2010 to refinance previous notes due 2006 Sale of Australian and Bangladesh assets	2006 Signed MOU for development of a greenfield integrated coal mine and a 1,000MW power plant in India
	1999
	Acquired 51% in CESCO, a distribution company in India Acquired Ecogen (2 gas-fired plants totaling 960MW) in privatization in Australia

China Generation Market Characteristics

Contains Forward Looking Statements
• Big market: 508GW installed capacity • High growth: 9% p.a. GDP growth in 2005 • Country rating: A-	Insights	• Do not directly translate into robust investment opportunities for foreign investors

•                  Generation market dominated by state-owned companies

•                  Foreign IPPs own 2% of installed capacity

•                  120GW capacity under construction

•                  Economic growth expected to slow down to 7.5% p.a. from 2007-2010

	Insights	• Government has successfully used domestic champions, capital, and equipment • Size rather than profitability drives local investments • Overcapacity in short to medium term

China: Installed Capacity (GW)		Ownership Structure:
Share of Generation Capacity
[CHART]		[CHART]

Contains Forward Looking Statements

• Industry undergoing structural and regulatory changes	Insights	• Tightly controlled tariff setting • Contract enforcement a challenge

• More stringent environmental regulations • Government encourages development of energy efficient and clean technologies	Insights	• Opportunities in renewable and non -power

China: 2005 Generation Fuel Mix	[CHART]

India Generation Market Characteristics

Contains Forward Looking Statements

• Big market: 124GW installed capacity • High growth: 7-8% p.a. GDP growth from 2006-2010 • Negative reserve margin estimated at 12%	Insights	• Significant power demand • However, has not resulted in significant capacity additions

• Public sector champions cannot build all the needed capacities	Insights	• Space for private local and foreign players

Contains Forward Looking Statements

• Weak credit of utilities and overreaching regulations are legacy hurdles	Insights	• Alternatives to regulated PPAs with state-owned utilities slowly emerging as a result of open access promise

• World’s 4th largest wind capacity (4,430MW)
• Returns and regulations are reasonable	Insights	• Opportunities in renewable & CDM
• Active government support for CDM

India: 2005 Generation Fuel Mix	[CHART]

AES Portfolio in Asia

Coal	Oil	Gas	Hydro

China	China	China	China
Yangcheng, Shanxi	Hefei	Chengdu, Sichuan	Cili, Hunan
• 2,100MW	• 115MW	• 50MW	• 26MW
• 25% AES Owned	• 70% AES Owned	• 35% AES Owned	• 51% AES Owned

Jiaozuo, Henan	Sri Lanka
• 250MW	Kelanitissa
• 70% AES Owned	• 168MW Diesel
• 90% AES Owned
Wuhu
• 250MW			[GRAPHIC]
• 25% AES Owned

Aixi, Sichuan
• 51MW
• 71% AES Owned

India
OPGC
• 420MW Coal
• 49% AES Owned

Asia Generation Revenues

Consolidated Revenue ($145 MM)

[CHART]

Consolidated Revenue by Customer ($145 MM)

[CHART]

Combined Revenue (1) ($720 MM)

[CHART]

(1) Combined revenue includes consolidated revenues and 100% of revenues of equity-owned affiliates.

For the year ended December 31, 2005

Asia Generation Portfolio Contracted with Full or Partial Fuel Cost Pass Through

Contract Generation Portfolio
[GRAPHIC]
India
• Mine mouth plant with long-term linkage granted
• Fuel cost passed through under PPA

[GRAPHIC]
Sri Lanka
• Fuel supply agreement guaranteed by government
• Fuel cost passed through under PPA

[GRAPHIC]
China
• Fuel cost pass-through mechanism under PPA subject to government and regulatory approval in practice

Asia Generation KPIs

Key Performance Indicator (KPI)

• Lost time accident rate (LTAs)
Safety Excellence	• Days and man-hours since last LTA
• Near miss reporting

• SOX emissions
Environmental Excellence	• NOX emissions
• Opacity

• Net plant heat rate
• Equivalent availability factor (EAF)
Operational Excellence	• Equivalent forced outage rate (EFOR)
• Non-fuel O&M costs

Asia Generation Safety Performance

Lost Time Accidents	Safety Highlights
• All but one plant have more than a year without an LTA

[CHART]	• Cili: 4,271 days without an LTA
• Chengdu: 3,299 days without an LTA
• Jiaozuo: 545 days without an LTA
• OPGC: over 6.5 MM man-hours without an LTA

Asia Generation Heat Rate Performance

OPGC & Jiaozuo	Kelanitissa
Heat Rate (Btu/kWh)	Heat Rate (Btu/kWh)

[CHART]	[CHART]

Asia Generation KPI Focus

Jiaozuo
OPGC	Equivalent Availability Factor

[CHART]	[CHART]

Asia Generation Portfolio Financing

China	India	Sri Lanka

• $30 MM Renminbi& US Dollar non-recourse loans outstanding at project level • Final maturity by 2009 • $175 MM US Dollar bonds due 2010 at Chigen holding	• $17 MM Rupee non-recourse project loans outstanding • Final maturity by 2012	• $65 MM Dollar based non-recourse project loans outstanding from multilateral & commercial banks • Final Maturity by 2013

Data as of December 31, 2005

Chigen Bond Financing

Outstanding	US$175 MM
Interest rate	8.25% p.a.
Maturity profile	Due June 2010, bullet payment
Credit rating	S&P: B+/Stable; Moody’s: B1

Chigen Bond Price Movement

[CHART]

Asia Generation Financial Overview

(US$ Million)

	2003	2004	2005

Revenue	$118	$120	$145

Gross Margin	$29	$25	$33

Income Before Tax & Minority Interest	$50	$31	$59

Distributions to AES Corporation	$123	$32	$37

Note: Information is presented on an AES basis and is unaudited. Certain intercompany transactions may not be eliminated.

Growth Strategies

Contains Forward Looking Statements

• Acquisition of restructuring provincial and local power companies
• Integrated coal mine and power plant
China	• Non-power, such as gas distribution, water & waste treatment
• Renewable, clean coal technology and CDM
• Seek joint venture partnerships

• OPGC platform expansion
India	• Greenfield integrated coal mine and power plant
• Renewable and CDM
• Distribution privatization

• Greenfield negotiated or limited competitive opportunities
ASEAN	• Limited privatization opportunities
• Partner with local minority players and multilaterals
• CDM

Reserve Margin for China, India and ASEAN Countries

[CHART]

Source: EIA and AES estimates

Bars not drawn to scale: China, India and Sri Lanka

ASEAN Generation Market Characteristics

Contains Forward Looking Statements

	Philippines	Indonesia	Thailand	Vietnam

Sovereign rating	BB-	B+	BBB	BB-

GDP growth ‘05	4.5%	5.5%	4.5%	8.4%

Electricity demand growth	9%	6-7%	6%	15%
Opportunities	Immediate acquisitions / privatization (medium term for new capacities)	Urgent need for new capacities	Urgent need for new capacities	Urgent need for new capacities

Competition	Limited Western players; Japanese, Pan Asian and in-country players

New PPAs	Not possible given current law	Available and modeled on earlier successful project financed deals

Procurement process	Negotiated / limited competition	Negotiated / limited competition	Structured and well managed RFP	Negotiated / limited competition

Political climate	Active democracy with uncertainties overhang	Newly founded democracy with fading reminiscence of political / business nexus	Generally stable. However, recently Prime Minister ousted on conflict-of-interests	Communist government provides stable environment

Data from EIA

Greenfield: Mong Duong, Vietnam

Contains Forward Looking Statements

1,200MW BOT greenfieldcoal-fired negotiated opportunity	Mong Duong Project, Vietnam

• MOU signed in December 2005

• 90% joint venture with Vinacomin, the state-owned coal monopoly

• Non-recourse project finance from multilateral banks based on well-established precedence	[GRAPHIC]

• US Dollar long-term PPA and FSA backed by government guarantee

• Estimated project cost $1.2 to $1.4 billion

• Target operation by 2010

Platform Expansion : OPGC, India

Contains Forward Looking Statements

Proposed OPGC Expansion
• 500 to 1,000MW coal-fired OPGC expansion

• Shared facilities built

• No new AES equity investment

• Financed by trapped cash and local (Rupee) non-recourse loans	[GRAPHIC]

• Mine mouth resulting in competitive electricity price

• Key issue under discussion with government – power sale arrangement

• Timing uncertain

AES Kazakhstan Business Review
AES CORPORATION
Dale Perry
Vice President

[GRAPHIC]

May 9, 2006

AES Kazakhstan Strategic Overview

Contains Forward Looking Statements

AES Goals	AES 2008 Target	AES Kazakhstan Role

Financial Goals

• Revenue Growth	—	Above Average

• Gross Margin Growth	$3.5 Billion	Above Average

• Earnings Per Share Growth	13-19% per Year	Above Average

• ROIC Improvement(1)	11%	Above Average

• Cash Flow Growth	$2.6-2.9 Billion	Above Average

• Subsidiary Distributions(1)	—	Increasing

• Restructuring Opportunities	—	Significant

Growth Goals

• Platform Expansion	—	Significant Opportunities

• Greenfield Investment	—	Focused Opportunities

• Privatization/M&A	—	Focused Opportunities

(1) Non-GAAP financial measure. See Appendix.

Kazakhstan Highlights

[GRAPHIC]

Kazakhstan at a Glance

Currency	Kazakhstan Tenge (KZT)
Exchange Rate (01/10/2006)	1 (KZT) = 0.007472 (USD)
Per Capita GDP (2004 est.)	US $7,800
Inflation Rate (2004 est.)	6.9%
Economic Drivers	major deposits of petroleum, natural gas, coal, iron ore, manganese, chrome ore, nickel, cobalt, copper, molybdenum, lead, zinc, bauxite, gold, uranium
Capital	Astana
Largest City	Almaty
Population (July 2005 est.)	15,185,844

Kazakhstan Electricity Demand Growth

Contains Forward Looking Statements

[CHART]

Recent correlation between electricity demand and GDP growth expected to continue

Source: Company information

Kazakhstan Electricity Market Characteristics

Generation	Transmission	Distribution	Commercial Base

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

18,200MW installed capacity (approximate) • 67% Coal • 11% Other thermal • 22% Hydroelectric 50% private sector ownership (approximate)	Three regional transmission systems • government owned • 23,000 km of 220 KV – 500KV lines • Transmission dispatch • Manages system ancillary services	12 major distribution & regulated supply companies, predominantly government owned Annual tariff review Tariff methodology is cost plus profit	Bi-lateral contracts between generators/traders and consumers/traders Government entities are required to purchase directly from generators (i.e. no traders)

AES is largest private sector generator	9 -500KV interconnections to the Russian grid	Moving away from Electricity Supply Organization (ESO) price regulation

	Zonal transmission tariff ranges from $3.15 -$6.50/MWH	ESO contracts typically range from hourly to quarterly

Overview of AES Kazakhstan Power Assets

[GRAPHIC]

(1)          Management only with no revenues

Note: Capacities are gross

Kazakhstan Generation Market Profile

[GRAPHIC]	2005 Generation (MWh) Market Share (%)(1)

[CHART]

Total Installed Capacity = 18,200MW

(1) Excluding Western Kazakhstan 2005 generation figures

Kazakhstan Electricity Market History

Contains Forward Looking Statements

1995-1997	1998-2000	2001-2005	2006 and future

Electricity sector functions as a single vertically integrated system operated by the Ministry of Energy

Sector is bankrupted by barter and non- transparent transactions

Rapid un-bundling of Generation

Creation of national grid company , Kazakhstan Electricity Grid Operating Company (KEGOC)

Stalled attempt to privatize distribution

Creation of a regulatory body to form electricity market and ensure its effective functioning

Cash collection and barter transaction issues are significant business issues

Kazakhstan and Russia are electrically disconnected due to high non-payment issues from Kazakhstan

Bi-lateral contract relationships develop

Lack of long term regulatory certainty

Creation of the Wholesale Electricity Power Pool

New Electricity Law completely un-bundles electricity sector, creating retail supply companies split from distribution (wires) businesses

Sector sees regulatory interaction with both Anti-monopoly Committee (natural monopolies) and Competition Committee (market dominance activities)

Non-payment issues decrease as demand increases, in-line with country’s economic recovery

Kazakhstan and Russia are re- connected

No long term contracts exist in market

Reserve margins drop, with some load shedding seen in peak winter season

Convoluted mix of free market and regulated market begins to clear up

Implementation of zonal transmission tariff methodology

Continued integration with adjacent energy systems of Central Asia, Russia and China

Kazakhstan Electricity Market Operation Model

Bi-lateral trades monthly, yearly, multiyear

	Transmission & Dispatch, System Operator		C
U
Balanced schedules submitted to KEGOC		Large Industrials	S
T
Hot, cold reserve pool are nominated day ahead into KEGOC	Wholesale Energy Market	REC’s and Genco’s	O
M
Regulation agreement is in place for all generators		Exports and Traders	E
R
Import/export approved by KEGOC	Market Operator		S

Kazakhstan Power Prices are Some of The Lowest in The World

Current Kazakh wholesale power prices are among the lowest in the world

[CHART]

Source: IEA US DOE, national sources and ECON aggregate

Tight Russian Reserve Margins Expected by 2009

	European	North	Ekibastutz Target Markets
	Russia	Caucasus	Ural	Siberia	Russia
Equilibrium energy price (US$/MWh)	$16	$16	$13	$8	$16

Required capacity payment (US$/kW*year)	80	103	97	117	98

Total wholesale price (US$/MWh)	27	29	26	23	29

Cost of new entry (US$/MWh)	27	29	26	24	29

Wholesale price discount to cost of new entry (%)	0%	0%	0%	5%	0%

Peak demand (GW)	71	9	32	31	150

Available capacity (GW)	89	10	38	35	181

Available peak capacity (GW)	80	9	35	32	154

Reserve margin (%)	11%	(1)%	7%	1%	3%

Source: Renaissance Capital Report: “Form and Substance”August 2005

Potential AES Ekibastuz Price and Demand Scenario Offers Attractive Growth Prospects

Contains Forward Looking Statements

AES Ekibastuz Repowering Investment and Potential Timeline at Assumed Power Prices

[CHART]

AES Kazakhstan Financial Overview

($ Millions)

	2003	2004	2005

Revenue	$103	$137	$158

Gross Margin	$25	$36	$40

Income Before Tax & Minority Interest	$21	$30	$33

Distributions to AES Corporation	$29	$8	$18

Note: Information is presented on an AES basis and is unaudited. Certain intercompany transactions may not be eliminated.

KPI Implementation in Kazakhstan

Contains Forward Looking Statements

Current	Pricing Strategy and	Long-Term
Situation	Demand Growth Phase	Operating Model

Lost time accidents (LTAs)			Safety
Excellence
Near-miss reporting

Pricing strategy supports repowering investments
Revenues
Long-term domestic and export PPAs

Low cost fuel strategy

Unit on-stream optimization			Operating
Costs
Retrofit project management

Operational excellence KPIs

Asset mix, fuel cost and pricing strategies drive unique operating model.

Safety is a Top Priority at AES Kazakhstan

LTA
[GRAPHIC]
[CHART]

2005 Safety Activity

Formed Safety Steering Committees	Commenced ISO certification
Commenced Risk Assessment Training	Continued public safety educational campaign
Launched NEBOSH Training

Growth Opportunities

Contains Forward Looking Statements

• 1,800MW at low incremental capital cost
Ekibastuz Rehabilitation	• Economics well below greenfield investment
• Low cost mine-mouth coal source

Maikuben Mine Expansion	• Additional low-cost capacity available • Leverage remaining 15 year concession term

Power Exports	• Leverage grid linkage with former Soviet Union • Potential swaps with other parties

In addition to local platform expansion, we see significant opportunities in adjacent countries leveraging our successful business model in Kazakhstan.

2006 AES Investor Conference Series

AES CORPORATION

[GRAPHIC]

May 9, 2006

AES North America Business Review
AES CORPORATION	David Gee
President of North America

[GRAPHIC]

May 9, 2006

North America Business History

1986-1992	1998-2001	2000-2002	2005+

Early PURPA	Acquisitions	Greenfield Gas	Safety

Beaver Valley	Southland	Merida	Operations

Deepwater	Eastern	Ironwood	People
Energy
Placerita		Red Oak	Growth
IPL
Thames		Late PURPA
	US Biomass	Greenfield
Shady Point
Warrior Run
Hawaii
Puerto Rico

North America Strategic Overview

Contains Forward Looking Statements

AES Goals	AES 2008 Target	North America Role

Financial Goals

• Revenue Growth	—	Average

• Gross Margin Growth	$3.5 Billion	Average

• Earnings per Share Growth	13-19% per Year	Average

• ROIC Improvement (1)	11%	Average

• Cash Flow Growth	$2.6-2.9 Billion	Strong, Stable

• Subsidiary Distributions (1)	—	Strong, Stable

• Restructuring Opportunities	—	—

Growth Goals

• Platform Expansion	—	Multiple Opportunities

• Greenfield Investment	—	Focused

• Privatization/M&A	—	Limited

(1) Non-GAAP financial measure. See Appendix.

North America Overview

2005 North America	2005 North America
as % of AES	Revenues by Segment

[CHART]	[CHART]

(1) Non-GAAP financial measure. See Appendix.

North America’s Forward Capacity Profile

Contains Forward Looking Statements

[CHART]

Note: Assumes Shady Point PPA is extended in 2008. Competitive Supply hedged amounts as of March 31, 2006.

North America Priorities

Safety First	------->	• Leading, lagging indicators and programs • Daily #1 priority

Operational Excellence	------->	• Plant-specific performance indicators • North America Operating Network • Sourcing • Fuel flexibility • Overall: commercial availability, NFOM/kw

People Development	------->	• Attract, develop, excite, retain • Build bench

Targeted Growth	------->	• Platform expansion opportunities • Traditional development with angles • Insight-driven step-outs • Coal

IPALCO Business Review
AES CORPORATION	Ann Murtlow
President and CEO, IPALCO and IPL

[GRAPHIC]

May 9, 2006

IPALCO Strategic Overview

Contains Forward Looking Statements

AES Goals	AES 2008 Target	IPALCO Role

Financial Goals

• Revenue Growth	—	Below Average

• Gross Margin Growth	$3.5 Billion	Below Average

• Earnings per Share Growth	13-19% per Year	Below Average

• ROIC Improvement (1)	11%	Below Average

• Cash Flow Growth	$2.6-2.9 Billion	Below Average

• Subsidiary Distributions (1)	—	Significant and Stable

• Restructuring Opportunities	—	Limited

Growth Goals

• Platform Expansion	—	Limited

• Greenfield Investment	—	N/A

• Privatization/M&A	—	Potential

(1) Non-GAAP financial measure. See Appendix.

IPALCO History

1880-1950	1951-1975	1976-2000	2001-2005

1881 – Indianapolis Brush Electric Light & Power Co. (IBELP) is first Indianapolis electric utility	1967 – Petersburg plant begins operations & IPL forms Kentucky- Indiana Power Pool	1977 – IPL installs Indiana’s first full- scale FGD for SO2 removal	2001 – AES acquires IPALCO

1931 – First 132kV loop around city completed & Harding Street plant begins commercial operations	1970 – IPL requests first rate increase in its 44 year history	1983 – IPALCO Enterprises (IPALCO) established for non-utility business growth	2001– IPL submits application with 8 other utilities to join Midwest Independent System Operator (MISO)

1940 – IPL IPO is first large US investor owned utility to list on the New York Stock Exchange 1949 – Eagle Valley plant begins commercial operations		1994 – IPL files a case in chief with Indiana Utilities’ Regulatory Commission (IURC) for revenue requirements and corresponding tariffs based on fair market value case (concluded in 1995)	2002 – IPL files petition with IURC for tracker recovery of NOx environmental controls 2004 – IPL files petition with IURC for Multi-pollutant Plan addressing SO2 and mercury removal

IPALCO Service Area and Facilities

Petersburg
• 1,722MW Coal
• 8MW Oil

Harding Street & Georgetown
• 653MW Coal
• 158MW Oil
• 283MW Gas	[GRAPHIC]
• 202MW Oil & Gas

Eagle Valley
• 263MW Coal
• 81MW Oil

Indianapolis Operations
• Customer Service Center (CSC)	• 528m2 service territory
• Morris Street	• 3,222 transmission line miles
• Arlington	• 75 high voltage & 69 distribution substations
• 465,000 customers

IPALCO Electricity Demand Growth

[CHART]

IPL’s service territory energy demand and national GDP growth rates maintain a basic correlation.

Source: IPL

IPALCO Fuel Sourcing Strategy

	Coal	Natural Gas
Sourced From	Illinois Basin (mainly Indiana)	USA

Generation	99%	1%

Transportation	Rail; Truck	Texas Gas Transmission
Method		(TGT) and Panhandle
Eastern Pipelines (PEPL)

Distance	< 100 miles	Delivered by local
distribution company (LDC)

Key Suppliers	Black Beauty Coal Company	Proliance Energy
(Peabody), Triad Mining
(James River Coal), Solar
Sources, and Sunrise Coal,
LLC.

Fuel Flexibility	High	Not applicable
(sulfur, BTU)	> 10,900 BTU/lb
< 10% Ash
< 16% Moisture
< 6 lbs/MMBTu SO2

Note: Fuel Flexibility represents company-wide maximums or minimums.

IPALCO Customer Base

Billed Consumption (GWh)
2005

[CHART]

Revenues
2005

[CHART]

Electricity Sales Trend (GWh)

[CHART]

Note: Residential includes public lighting; Wholesale includes Rural Electric Membership Corporation.

Indiana Regulatory Framework

Fuel Adjustment
Regulatory Bodies		Rate Setting	Clause

Retail tariffs are determined at the state level • IURC – Indiana Utility Regulatory Commission • OUCC – Office of Utility Consumer Counselor

Rates are determined through a formal public hearing process and based on the record of the proceedings

•                  Determine fair rates & charges

•                  Determine fair rate of return on fair value of usable assets plus reasonable operating expenses

Fuel costs and fuel portion of power purchases are passed through • Quarterly hearings • Expense and earnings tests

Other Players

Citizens	IPL
Action	Industrial
Coalition	Group	IPL’s good	Low, competitive rates
		regulatory	High reliability and superior service
		relationships are	Open communications
Governor’s	Indiana
Office	Legislature	supported by	Active community involvement

The Midwest Independent System Operator

Contains Forward Looking Statements

MISO Day 1	MISO Day 2	Recovery Issues

2/1/2002 – MISO becomes operational and addresses: • Security Coordination • Long-term Regional Planning • Transmission Scheduling and Tariff Administration • Market Monitoring & Administration	4/1/2005 – Day Ahead, Real Time and Financial Transmission Rights (FTR) energy markets commence and all generation resources and customer demand are offered/bid into markets

•                  IPL must separate retail and wholesale transactions

•                  Fuel costs for jurisdictional retail customers pass through via Fuel Adjustment Clause

•                  Administration fees, uplift costs & internal compliance costs become deferred regulatory assets

9 industry sectors w/voting rights	Participation costs include:
• IPL a Transmission Owner (TO)	• Market administration & uplift
• Internal costs of compliance
MISO Members	• Locational marginal price (LMP) load/generation differentials
• 15 states
• 200 market participants • 28 utilities • 250 asset owners • 3 North America electric reliability regions	IPL is actively monitoring & lobbying re:	• Control Area Consolidation • Resource Adequacy Planning • Cost Sharing Methodologies

IPALCO Utility and Generation KPIs

Key Performance Indicator (KPI)

Safety Excellence	• OSHA recordable incident rate • Lost time accidents (LTAs)

Operational Excellence	• Equivalent forced outage rate (EFOR) • Short term opacity performance

Reliability	• System interruption duration (SAIDI) • System interruption frequency (SAIFI)

Customer Service Excellence	• Customer satisfaction • Average speed of answer (ASA)

Implementing KPIs at IPL

[GRAPHIC]

IPL targets simultaneous operating excellence in seven key areas versus other US electric utility performance through its “Be the Best” (BTB) philosophy .

IPALCO Safety Performance Scorecard

OSHA Recordable Incident Rate

59% Improvement

[CHART]

LTA Rate

79% Improvement

[CHART]

IPL’s top priority is safety in the workplace as demonstrated by the significant safety performance improvements over the last three years.

IPALCO Generation Performance Scorecard

EFOR

63% Improvement

[CHART]

Short Term Opacity Exceedances

83% Improvement

[CHART]

Note: 2002 opacity exceedance figure includes soot blowing exceedances.

IPL’s plants have successfully improved their operations as
illustrated by the dramatic EFOR and opacity nonconformance reductions.

IPALCO Service Reliability vs. Indiana Peers

SAIFI

[CHART]

SAIDI

[CHART]

Source: IURC 2005 Reliability Report

IPL has consistently outperformed the average of Indiana peer utilities.

IPALCO Customer Service Performance Scorecard

Customer Satisfaction

5% Improvement

[CHART]

Average Speed of Answer

Consistent Performance

[CHART]

IPL offers the most competitive retail residential rates in Indiana and in the top 20 U.S. investor owned utilities (KB Parrish, 2005)
IPL ranks 2nd out of 15 Midwestern utilities in “price and value” perception as part of a customer satisfaction survey (JD Power & Associates, 2005)

IPALCO Environmental Investments

Contains Forward Looking Statements

Projected Capital Spending Through 2008 ($ Millions)

	2005	2006E	2007E	2008E	Total (2006- 2008E)

Multi-Pollutant Plan	$27	$115	$48	$8	$171
NOx SIP Call	$28	$0	$0	$0	$0
Total Environmental Capex	$56	$115	$48	$8	$171

Maintenance & Other Capex	$56	$98	$72	$132	$302

Total Capex	$112	$213	$120	$140	$473

IPL’s near term growth will come in part from environmental control capital expenditures which qualify for independent tracker recovery.

IPALCO Capital Structure Objectives

Contains Forward Looking Statements

Capital Structure Elements	Target

Debt to Capital Ratio	50 to 55%

Credit Rating Objectives (1)	Investment Grade

• S&P/Fitch	BBB-

• Moody’s	Baa3

Interest Coverage Ratio (1)	> 2.5 times

Funds from Operations to Total Debt (1)	12 to 20%

Fixed to Floating Rate (1)	85 to 90% fixed rate

Average Maturity	9.4 years

(1) Represents IPALCO consolidated debt.

IPALCO Amortization Schedule and Interest Rate Breakdown

Contains Forward Looking Statements

Amortization Schedule

[CHART]

Interest Rate Breakdown of Consolidated Co. December 31, 2005

[CHART]

IPALCO Credit Rating Trends

[CHART]

Fitch upgraded IPALCO in October 2005 citing, among other factors, “low business risk associated with IPL’s utility operations”, “ring-fencing mechanisms” & “AES credit profile improvement”.

IPALCO Financial Overview

($ Million)

	2002	2003	2004	2005

Revenue	$823	$832	$884	$951

Gross Margin	$632	$282	$304	$305

Income Before Tax & Minority Interest	$208	$175	$194	$189

Distributions to AES Corporation	$271	$176	$177	$208

Note: Information presented on an AES basis. Certain intercompany transactions may not be eliminated. Distributions to AES Corporation include common stock dividends and cash paid for income taxes.

IPALCO Strategic Issues

Contains Forward Looking Statements

Strategic Issues

Long Term Fuel Supply

•                  Achieve more flexible fuel mix and supplier diversity

•                  Continued fuel cost recovery through Fuel Adjustment Clause

•                  Value and treatment of emission credits related to coal sulfur content

Strategic Supply Plan

•                  Maintenance and outage planning and scheduling

•                  Timing and magnitude of environmental capital expenditures

•                  Potential retirement of assets and timing thereof

•                  New capacity additions

•                  Regulatory planning and implementation

North America East Business Review
AES CORPORATION	Dan Rothaupt
Vice President, North America East

[GRAPHIC]

May 9, 2006

North America East Business Portfolio

Contract Generation		Competitive Supply

100%	100%	100%

Beaver Valley Pennsylvania	Thames Connecticut	AES Eastern Energy New York

Pulverized Coal (125MW) 1985	CFB Coal (208MW) 1990	Pulverized Coal (1,268MW) 1999

[GRAPHIC]

North America East Business Portfolio

Contract Generation

100%	67%	100%	100%	100%

Warrior Run Maryland	Hemphill New Hampshire	Ironwood Pennsylvania	Red Oak New Jersey	Puerto Rico

CFB Coal (205MW) 2000	Biomass (16MW) 2001	CCGT (710MW) 2001	CCGT (832MW) 2002	CFB Coal (454MW) 2002

[GRAPHIC]

North America East Revenue Model

Revenue by Customer Type (2005)

[CHART]

2005 Revenues

•                  88% contracted or hedged

•                  12% unhedged (spot sales)

North America East Revenue Model

Contract Generation

[CHART]

Competitive Supply

Top 10 Eastern Energy Counterparties:	Credit Suisse First Boston J. Aron Constellation Detroit Edison	JP Morgan Morgan Stanley Erie County	Kaleida Health Merrill Lynch Coral

North America East Contract Maturity Profile

Contains Forward Looking Statements

Gross MW Contracted or Hedged

[CHART]

(1) Competitive Supply hedge amounts as of March 31, 2006.

North America East Fuel Sourcing Strategy

	Eastern Energy Coal	Other North America East Coal	Natural Gas

Sourced From	Northern Appalachian (Pennsylvania, West Virginia)	Northern Appalachian (Maryland)	Williams (tolling agreement)

Transportation Method	Rail (CSX and Norfolk Southern)	Barge/Truck Rail/Barge Truck	Pipeline

Key Suppliers	Foundation Consol Peabody	Foundation Americoal Rosebud ICG	Williams

North America East Generation KPIs

Contains Forward Looking Statements

Provide Clean, Reliable, Affordable Energy

Key Performance Indicator (KPI)

Safety Excellence	• Leading indicators • Identifying and reporting near misses • Safety walks • Lagging Indicators • OSHA metrics (recordables, Lost Work Day Case, DART rate)

Environmental Excellence	• Emissions rate • % SO2 removal

Operational Excellence	• Reliability • Financial availability factor (FAF) • Equivalent forced outage factor (EFOR) • Low cost • Non-Fuel O&M ($/KW-yr) • Efficiency • Heat rate (BTU/KWh)

North America East Safety Performance

OSHA Recordable Incident Rate

[CHART]

Recordable incident rate is improving as a result of:

•                  Implementation of proactive safety activities

•                  Near miss identification

•                  Safety walks

•                  Additional awareness and emphasis put on safety from all levels of the company through activities such as the Safety Day

•                  Ongoing safety audits

Source: EEI

North America East Emissions Performance

Contains Forward Looking Statements

Eastern Energy’s Emissions Rate

(lbs/mmbtu)

[CHART]

Environmental emission rate improvements include:

•                  Past Improvements

•                  1999: SCR installed at Somerset

•                  2001: SCR installed on one unit at Cayuga

•                  Ongoing scrubber improvements at Somerset and Cayuga

•                  NOX reduction combustion improvements at Westover

•                  Planned Improvements

•                  2006: Multi-pollutant control project at Greenidge

•                  Multi-pollutant control project at Westover being evaluated

North America East Financial Availability

Financial Availability Factor

[CHART]

•                  Financial availability factor (FAF) is stable

•                  Five plants had FAF greater than 97% in 2005

•                  Ongoing FAF improvement efforts include:

•                  Attacking identified reliability issues

•                  Formation of knowledge based task forces

•                  Increased awareness through reliability risk assessments

•                  Application of best practices standards

(1) Excludes the utility line outage at Thames

North America East Operations Cost

Non-Fuel O&M Cost

$/kw-yr in 2002 dollars

[CHART]

•                  Recent increase due to major outages in conjunction with operational reliability activity spending

•                  Global Sourcing efforts being expanded further

•                  Other cost initiatives include:

•                  Heat rate awareness

•                  Ash management

•                  Coal and limestone sourcing

(1) Excludes the utility line outage at Thames

Red Oak – Operational Improvement

•                  Applied problem solving tools to plant trips and aborted starts

•                  Root cause analysis

•                  Logic reviews

•                  Measured start reliability and equivalent start ratio to focus team efforts

•                  Improved preventative / predictive maintenance practices through Reliability Centered Maintenance techniques

•                  Fine-tuned engines through increased process knowledge & experience

•                  Strengthened technical and business skills of plant personnel through training and Users Groups

Financial Availability

[CHART]

Warrior Run Operational Improvement

•                  Adopted root cause analysis

•                  Applied corrective and preventative practices

•                  Expanded outage scope to address reliability risks

•                  Conducted reliability risk audits

•                  Implemented activities that remedied the risks

•                  Conducted situational “what if” training and drills

Financial Availability

[CHART]

Added scheduled outage time to repair generator issue

Equivalent Forced Outage Rate (EFOR)

[CHART]

Optimizing Eastern Energy

[GRAPHIC]

Dispatch decisions	Coal transportation	Outage coordination

Scrubbing capability	Allowance purchase and sales	Hedging term (credit & credit quality)	Control technology capex

Coal quality and costs	Full allowance cost accounting	Fuel flexibility capability

Optimizing Eastern Energy

[GRAPHIC]

AES Eastern Energy

Limited Merchant Exposure Hedged With Credit-Worthy Customers

Contains Forward Looking Statements

AES Eastern Energy Contracting Strategy

Hedge Metrics (1)

[CHART]

Hedge % by Counterparty Credit (2006) (1)

[CHART]

(1) As of March 31, 2006.

Emission Allowance Strategy: Selling to our Hedges

Contains Forward Looking Statements

Early installation of environmental controls

High SOX removal efficiency at Somerset and Cayuga

Continuing environmental investments

Our long position has allowed us to sell inventory in excess of our forward sales opportunistically

•                  Policy of selling allowances above our forward energy sales or “selling to the hedge”

•                  Active management of our allowance position based on market prices for energy, fuel and allowances

•                  Eastern Energy emission allowance sales

•                  2005: $41 MM

•                  1Q06: $37 MM

•                  Active management of emission controls in response to real time allowance markets

Eastern Energy Business Sensitivities

Contains Forward Looking Statements

Simplified Wholesale Gross Margin Sensitivities (1) (2Q-4Q 2006)

Natural Gas Sensitivity:

•                  $7 MM change in gross margin per $1 mmbtu change in price of natural gas

Coal Sensitivity:

•                  $1 MM change in gross margin per $0.10/mmbtu change in price of coal

SO2 Sensitivity:

•                  $2 MM change in gross margin per $100/ton change in SO2 allowance price

Weather Sensitivity:

•                  $2 MM change in gross margin per 0.25 mmbtu/MWh change in Market Implied Heat Rate

(1) Sensitivities reflect impact on unhedged gross margin as of March 31, 2006.

North America East Strategy Initiatives

Contains Forward Looking Statements

Strategic Issues

Continued Air Emission Control Spending

•                  Greenidge retrofit; evaluating Westover retrofit

•                  Consider longer-term hedging and contracting strategies

•                  Maximize value of emission credits

Fuel Flexibility

•                  Consider strategic alternatives for long-term supply

•                  Test burns underway

•                  Investments underway

Strategic Opportunities

Strong Demand in Puerto Rico

•                  Platform expansion opportunities

New York Growth

•                  Platform expansion opportunities

North America East Growth Opportunities

Contains Forward Looking Statements

Platform Expansion

•                  Puerto Rico II: 500MW coal-fired plant

•                  Potential brownfield projects in NY

•                  Red Oak II peaker

Greenfield

•                  Participate in selective opportunities

•                  PJM, Florida and Ontario

Acquisitions

•                  Potential acquisition of solid fuel generation

•                  Opportunity to leverage AES capabilities in life extension and environmental retrofit

Adjacent Markets

•                  Early stage of evaluation

•                  Waste coal opportunities

•                  Coal gasification

•                  Leverage experience with diverse technologies including CFB

North America Competitive Supply Financial Overview

(US$ Million)

	2003	2004	2005

Revenue	$459	$447	$544

Gross Margin	$110	$85	$145

Income Before Tax & Minority Interest	$65	$61	$142

Distributions to AES Corporation	$121	$101	$104

Note: Information is presented on an AES basis and is unaudited. Certain intercompany transactions may not be eliminated.

North America West Business Review
AES CORPORATION	Mark Woodruff
Vice President, North America West

[GRAPHIC]

May 9, 2006

North America West Generation Portfolio

[GRAPHIC]

North America West Business Portfolio

North America West

Contract Generation

100%	100%	100%	55%	100%

AES Alamitos	AES Huntington Beach	AES Redondo Beach	AES Merida	AES Placerita

Southern Calif. Gas (2,047MW) 1998	Southern Calif. Gas (904MW) 1998	Southern Calif. Gas (1,376MW) 1998	Mexico Gas (484MW) 2000	Southern Calif. Gas (115MW) 1989

[GRAPHIC]

North America West Business Portfolio

North America West

Contract Generation		Competitive Supply

100%	100%	57%, 25%	100%

AES Shady Point	AES Hawaii	AES Delano AES Mendota	AES Deepwater

Oklahoma Coal (320MW) 1991	Hawaii Coal (203MW) 1992	Central Calif. Biomass (82MW) 2001	Texas Petcoke (160MW) 1986

[GRAPHIC]

North America West Customers

Revenue by Customer (2005)

[CHART]

CFE: Comision Federal de Electricidad

HECO: Hawaiian Electric Company

OGE: Oklahoma Gas & Electric Company

SCE: Southern California Edison

TXU: TXU Portfolio Management Company

North America West Revenue Model

Long-term contracts provided 93% of 2005 revenues

[CHART]

North America West Contract Maturity Profile

Contains Forward Looking Statements

Gross MW Under Contract

[CHART]

Assumes OG&E exercised options to extend Shady Point PPA.

North America West Fuel Supply

	Coal	Natural Gas	Biomass & Petroleum Coke

Sourced From	Hawaii – Indonesia Shady Point – Oklahoma	Southland – Williams (1) Merida – CFE (2) Placerita – SCE (3)	Central Valley – Local Deepwater – Local refinery

Transportation Method	Hawaii – Ships Shady Point – Trucks	Pipeline	Central Valley – Trucks Deepwater – Rail/Barge

Key Suppliers	Hawaii – KPC and Sprague Shady Point – MCS, GCI, and Brazil Creek Mining	Merida – CFE	Central Valley – Various Deepwater – Lyondell Citgo

GCI: Georges Colliers Inc.

MCS: Marine Coal Sales

KPC: PT Kaltim Prima Coal

(1)                                  Tolling agreement with Williams.

(2)                                  Fuel is passed through.

(3)                                  Tolling agreement with Southern California Edison.

North America West Major Initiatives

•                  Incorporating Safety before anything else

•                  Implementing Reliability Standards

•                  Improving Development of People and Team Effectiveness

•                  Knowing our Markets and Customers and acting on opportunities

North America West Generation KPIs

Contains Forward Looking Statements

Provide Clean, Reliable, Affordable Energy

Key Performance Indicator (KPI)

• Leading indicators
Safety Excellence	• Reporting near misses
• Safety walks
• Lagging Indicators
• OSHA metrics (recordable incident rate, LTAs)

• Emissions rates (lbs per MWh)
Environmental Excellence	• % NOX and SO2 removal
• Opacity

• Reliability
• Commercial availability (CA)
Operational Excellence	• Equivalent forced outage factor (EFOF)
• Low cost
• Non-fuel O&M ($/KW-yr and $/MWh)
• Efficiency
• Best achievable heat rate gap (BTU/KWh)

North America West Safety Performance

OSHA Recordable Incident Rate

[CHART]

NA West’s incident rate is well below industry average

Safety improvements include:

•                  Implementation of proactive safety activities

•                  Near Miss identification

•                  Safety Rover program

•                  Job Safety Analyses (JSAs)

•                  Safety walks by leaders

•                  Additional awareness and emphasis on safety from all levels of the company through activities such as the Safety Day

•                  Ongoing safety audits, emphasis on housekeeping and implementation of SMS standards

•                  Creating a work environment where safe behavior is valued

North America West Emissions Performance

Contains Forward Looking Statements

NOX Emissions Rate (lbs/MWh)

[CHART]

NOX emissions rate improvements include:

•                  Previous SCR installations

•                  2001: Alamitos units 1-4

•                  2001: Huntington Beach units 1 and 2

•                  2001-2: Redondo Beach units 5 and 6

•                  2002-2003:Huntington Beach units 3 and 4 refurbishment

•                  Planned improvements

•                  2007: SCR at Deepwater

North America West Reliability Performance

Commercial Availability

[CHART]

•                  Commercial availability remains strong

•                  Four plants with commercial availability greater than 99% in 2005

•                  Commercial availability improvement efforts are ongoing

•                  Increased awareness and improved prioritization through reliability risk assessments (probability x impact)

•                  Implementation of good maintenance and operating practices based on reliability standards

•                  Pursuing opportunities for knowledge transfer and learning across North America through working groups, tech conferences, Peer Reviews and other forums

North America West Non-Fuel O&M

Non-Fuel O&M Cost

($/kw-yr) in 2002 dollars

[CHART]

•                  Reductions in 2002 and 2003 due to AES emergency cost cutting

•                  Recent efforts are focused on optimization of revenue with maintenance spending

•                  Focus on implementation of uniform reliability standards

•                  Upgrading maintenance management systems (CMMS)

•                  Improving root cause analysis

•                  Better and more consistent planning of work and outages

•                  Consistent standards for training and qualifications

•                  Developing better methods for sourcing materials and services

AES Southland Operational Improvement

•                  Created a high ownership work environment

•                  Targeted repairs on highest risk equipment using tools such as:

•                  Condition-Based Maintenance

•                  Proactive/predictive techniques

•                  Re-tubed oldest boilers

•                  Performed root cause analysis on chronic reliability issues to prevent recurrence

•                  Reliability improvement was achieved while reducing NFOM cost by 25% and operating the oldest units more frequently

Equivalent Availablity Factor

[CHART]

Equivalent Forced Outage Factor

[CHART]

AES Merida III Reliability Improvement

•                  Challenged costly recommendation to replace gas valves, and instead replaced valve seats and significantly reduced failed starts

•                  Used Root Cause Analysis techniques to identify and correct numerous design flaws that were causing trips

•                  Solved several system design problems in order to reliably transition between gas and diesel as required by CFE

•                  Simulator training used for start-ups and failures training

•                  Instituted state of the art turbine operating hours tracking

Equivalent Forced Outage Rate

[CHART]

Combustion Turbine Equivalent Starts

[CHART]

North America West Scenario Planning

Contains Forward Looking Statements

Strategic Issues

Shady Point contract extension

•                  Currently negotiating with OGE

•                  Contingency planning if OGE does not renew

Deepwater environmental capex

•                  Installation of SCR and low NOX burners

•                  $39 million capital cost

•                  Expected completion 2Q 2007

Turnaround of biomass businesses

•                  Improving reliability

•                  Screening non-combustible material from fuel

Environmental regulation in California

•                  Participating in Climate Action Registry for CO2 emissions

•                  Conducting impact studies of cooling water intake and discharge on marine life

North America West Growth Opportunities

Contains Forward Looking Statements

Platform Expansion

•                  Highgrove: 330MW gas-fired plant in CA

•                  Huntington Beach: desalination plant in CA

•                  Shady Point II: expansion in OK

•                  Deepwater II: brownfield in TX

•                  Ethanol associated with existing sites

Greenfield

•                  Participate in selective opportunities

•                  Mexico, Colorado, Oklahoma, British Columbia

Acquisitions

•                  Potential acquisition in Mexico

Coal

•                  Potential acquisition and development of other OK mines

North America Contract Generation Financial Overview

(US$ Million)

	2003	2004	2005

Revenue	$1,221	$1,258	$1,281

Gross Margin	$509	$511	$448

Income Before Tax & Minority Interest	$236	$275	$208

Distributions to AES Corporation	$266	$206	$234

Note: Information is presented on an AES basis and is unaudited. Certain intercompany transactions may not be eliminated.

2006 AES Investor Conference Series
AES CORPORATION

[GRAPHIC]

May 9, 2006